Exhibit 33.11

Commercial Mortgage Servicing D1050-084, 8th Floor 401 South Tryon Street Charlotte, NC 28202

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2016. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2016 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06) . The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2016. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2016, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

Client Solutions 1-800-326-1334 8:00 am to 6:00 pm Eastern Time M – F Fax 704-715-0034 or commercial.servicing@wellsfargo.com

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2016.

February 27, 2017

/s/ Daniel E. Bober
Daniel E. Bober
Executive Vice President,
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

(Pearlmark) Prep Investment Advisors WH

1166 AVENUE OF AMERICAS 2005-C6

1166 AVENUE OF THE AMERICAS 2002-C5

1211 Avenue of the Americas 2015-1211

1345 Aveneu of the Americas Park Ave FB 2005-1

1345FB2005 (COMPANION)

2001-CMLB-1

225 LIBERTY STREET TRUST 2016-225L

225 LIBERTY STREET TRUST 2016-225L Companion

3 WORLD TRADE CENTER 2014

7 WORLD TRADE CENTER 2012-WTC

7 WORLD TRADE CENTER 2012-WTC COMPANION

A10 2013-1 BACK UP SERVICER

ACCOR MEZZ WAREHOUSE

ACM 2016-1

ACM TRAFFORD V LLC WAREHOUSE

ACRE 2013-FL1

ACRE 2014-FL2

AG MIT CREL (ANGELO GORDON ENTITY) REPO

ALL STATE_PPG (PARTICIPATION)

ALTSHULER & FORETHOUGHT WAREHOUSE

AMERICOLD 2010-ART

AOA 2015-1177

ARCHETYPE & BARCLAYS REPO

Aviva Life & Pensions UK Limited WH

BACM 2016-UBS10

BACM2007-1

BA-FUNB 2001-3

BALDR SHERWOOD FUND WH

BAMLL 2013-DSNY

BAMLL 2013-WBRK

BAMLL 2014 - FL1

BAMLL 2014-520M

BAMLL 2014-8SPR

BAMLL 2014-FL1 COMPANION

BAMLL 2014-ICTS

BAMLL 2014-INLD

BAMLL 2014-INLD MZ B

BAMLL 2014-IP

BAMLL 2015-200P

BAMLL 2015-ASHF

BAMLL 2015-ASHF MZ A

BAMLL 2015-ASHF MZ B

BAMLL 2015-ASTR

BAMLL 2015-HAUL

BAMLL 2016-ASHF-SPECIAL SERVIC

BAMLL 2016-ISQR

BAMLL 2016-SS1

BANC OF AMERICA COMM MTG 2005-6

BANC OF AMERICA COMM MTG 2006-1

BANC OF AMERICA COMM MTG 2006-2

BANC OF AMERICA COMM MTG 2006-5

BANC OF AMERICA COMM MTG 2007-3

BANCORP 2016 CRE1

BANCORP 2016 CRE1 COMPANION

BANCORP BANK WAREHOUSE

BANK OF AMERICA WAREHOUSE

BANK OF NEW YORK MELLON

BARCLAYS WAREHOUSE

BASIS RE CAPITAL II (REPO)

BB 2013-TYSN

BB&T WAREHOUSE

BBCMS 2014-BXO

BBCMS 2015-MSQ

BBCMS 2015-MSQ COMPANION

BBCMS 2015-SLP

BBCMS 2015-SLP MZ A

BBCMS 2016-ETC

BBCMS 2016-ETC COMPANION

BBCRE 2015-GTP

BBSG 2016-MRP

BB-UBS 2012-SHOW

BB-UBS 2012-TFT

BEAR 1999-C1

BELVEDERE CAPITAL WAREHOUSE

BERRY ENTERPRISES WAREHOUSE

BHMS 2014-ATLS

BLACKSTONE (BRE/MWT)

BLCP 2014-CLRN

BMC MORTGAGES VI

BRIGADE CAPITAL MGMT WAREHOUSE

BROE WAREHOUSE

BS01TOP2

BSB06001

BSC00WF2

BSC01TP4

BSC02TP6

BSC03PWR2

BSC04PWR3

BSC04PWR4

BSC04PWR5

BSC04PWR6

BSC05PWR10

BSC05PWR7

BSC05PWR8

BSC05PWR9

BSC06PWR11

BSC06PWR12

BSC06PWR13

BSC06PWR14

BSC07PWR15

BSC07PWR16

BSC07PWR17

BSC07PWR18

BSC99WF2

BSCM02TOP8

BSCM03TOP10

BSCM03TOP12

BSCM04TOP14

BSCM04TOP16

BSCM05TOP18

BSCM05TOP20 (NONPOOLED)

BSCM06TOP22

BSCM06TOP24

BSCM07TOP26

BSCM07TOP28

BSCM07TOP28 (COMPANION) 1_BALDEAGLE

BSCM07TOP28 (COMPANION) 2_STARWOOD

BSCMS05TOP20

BSCMS05TOP20 (COMPANION) 1_NYLIFE

BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE

BSCMS05TOP20 (COMPANION) 3_METLIFE

BSCMS05TOP20 (COMPANION)_LANDESBANK

BUCHANAN FUND V

BUCHANAN MORTGAGE CAPITAL

BWAY 2013-1515

BWAY 2015-1740

BXHTL 2015-DRMZ MZ B

BXHTL 2015-JWRZ

CANTOR CRE LENDING LP

CANTOR REPO WITH MET LIFE

CAPITAL LEASE WAREHOUSE-398 & 526

CAPITAL SOURCE RELT 2006-A

CAPITAL TRUST, INC

CAPLEASE CDO 2005-1

CBA-MEZZANINE CAPITAL FINANCE,

CD 2006-CD2

CD 2006-CD3

CD 2007-CD4

CD 2007-CD4 COMPANION

CD 2007-CD5

CD 2016 CD2

CD 2016-CD2 COMPANION

CFCRE 2015-RUM

CFCRE 2016-C3

CFCRE 2016-C3 COMPANION

CFCRE 2016-C4

CFCRE 2016-C6

CFCRE 2016-C6 COMPANION

CG FUNDING I LLC

CG FUNDING II LLC

CGBAM 2014-HD

CGBAM 2014-HD COMPANION

CGCMT 2013-GC15

CGCMT 2013-GC17

CGCMT 2014-388G

CGCMT 2014-GC19

CGCMT 2014-GC19 COMPANION

CGCMT 2014-GC21

CGCMT 2014-GC21 COMPANION

CGCMT 2014-GC25

CGCMT 2015-101A

CGCMT 2015-GC27

CGCMT 2015-GC27 COMPANION

CGCMT 2015-GC31

CGCMT 2015-GC31 COMPANION

CGCMT 2015-GC33

CGCMT 2015-GC33 COMPANION

CGCMT 2015-P1

CGCMT 2015-P1 COMPANION

CGCMT 2015-SSHP

CGCMT 2016-C1

CGCMT 2016-GC36-SPECIAL SERVIC

CGCMT 2016-GC37

CGCMT 2016-P3

CGCMT 2016-P4

CGCMT 2016-P4 COMPANION

CGRBS 2013-VNO5TH

CGWF 2013-RKWH

CGWF 2013-RKWH COMPANION

CHASE 1999-2

CHASE 2000-3

CHASE-FUNB 1999-1

CIBC

CITIGROUP 2005 C3

CITIGROUP 2006 C5

CITIGROUP 2006-FL2 COMPANION

CITIGROUP 2007-C6

CITIGROUP 2007-C6 (COMPANION)

CITIGROUP 2012-GC8

CITIGROUP 2012-GC8 COMPANION

CITIGROUP 2013-375P

CITIGROUP 2013-375P COMPANION

CITIGROUP 2013-GCJ11

CITIGROUP 2013-SMP

CITIGROUP CMT 2004 C1

CITIGROUP GLOBAL MARKETS REALTY CORP

CITIGROUP UK WAREHOUSE

CITY CENTER 2011-CCHP

CITY CENTER 2011-CCHP COMPANION

CLAROS MORTGAGE TRUST WAREHOUSE

CLI INSURANCE SERVICING

CLMT 2016-CLNE

CMAT 1999 C1

CMTG/CN MORTGAGE REIT LLC (MA

COBALT 2006-C1

COBALT 2007- C3

COBALT 2007- C3 COMPANION

COBALT 2007-C2

COBALT 2007-C2 COMPANION

COLONY CDCFIV WAREHOUSE

COLONY COLFINNOMA WAREHOUSE

COMM 2009-K3

COMM 2009-K4 PRIMARY

COMM 2010-C1

COMM 2012-9W57

COMM 2012-CCRE1

COMM 2012-CCRE2

COMM 2012-CCRE3

COMM 2012-CCRE4

COMM 2012-LC4

COMM 2013-CCRE10

COMM 2013-CCRE10 COMPANION

COMM 2013-CCRE12

COMM 2013-CCRE13

COMM 2013-CCRE6

COMM 2013-CCRE6 COMPANION

COMM 2013-FL3 COMPANION

COMM 2013-SFS

COMM 2013-THL

COMM 2013-WWP

COMM 2013-WWP COMPANION

COMM 2014-277P

COMM 2014-BBG

COMM 2014-CCRE14

COMM 2014-CCRE14 COMPANION

COMM 2014-CCRE15 PRIMARY

COMM 2014-CCRE20

COMM 2014-CCRE20 COMPANION

COMM 2014-FL4

COMM 2014-FL4 COMPANION

COMM 2014-FL5 COMM 2014-KYO

COMM 2014-LC15

COMM 2014-LC15 COMPANION

COMM 2014-LC17

COMM 2014-LC17 COMPANION

COMM 2014-PAT

COMM 2014-UB6 PRIMARY ONLY

COMM 2014-UBS3

COMM 2014-UBS3 COMPANION

COMM 2014-UBS5

COMM 2014-UBS5 COMPANION

COMM 2015 -3BP

COMM 2015 CCRE25 COMPANION

COMM 2015-3BP MEZZ

COMM 2015-CCRE22

COMM 2015-CCRE22 COMPANION

COMM 2015-CCRE23

COMM 2015-CCRE23 COMPANION

COMM 2015-CCRE24

COMM 2015-CCRE24 COMPANION

COMM 2015-CCRE25

COMM 2015-CCRE26

COMM 2015-CCRE26 COMPANION

COMM 2015-LC23

COMM 2015-LC23 COMPANION

COMM 2015-PC1

COMM 2015-PC1 COMPANION

COMM 2016-787S

COMM 2016-787S COMPANION

COMM 2016-CCRE28

COMM 2016-DC2

COMM 2016-DC2 COMPANION

COMM07FL14

COMM07FL14 (COMPANION) 2_SOCIETE GENERAL

COMM07FL14 (NONPOOLED)

COMMUNITY SOUTH BANK PORTFOLIO

CONCORD REAL ESTATE CDO 2006-1 (CERITOS)

CORE 2015- TEXW

CORE 2015-CALW

CORE 2015-WEST

COUNTRYWIDE 2007-MF1

CRE/AFS ESCROW ONLY LOANS

CRESS 2008-1 CDO_PLAZAELSEGUNDO

CREST 2003-2

CS FIRST BOSTON 1998 C2

CSAIL 2015-C2

CSAIL 2015-C2 COMPANION

CSAIL 2015-C4

CSAIL 2016-C7

CSAIL 2016-C7 COMPANION

CSCMC 2007-C4

CSCMT 2007-C2

CSCMT 2007-C3

CSF99C01

CSFB 2006-C2

CSFB94CFB1

CSMC 2014-USA

CSMC 2016-MFF

CSMC 2016-NXSR

CSMC 2016-NXSR COMPANION

DAVIS COMPANIES WAREHOUSE

DBCCRE 2014-ARCP

DBJPM 2016-C1

DBJPM 2016-C1 COMPANION

DBJPM 2016-SFC

DBJPM 2016-SFC COMPANION

DBUBS 2011- LC3

DBUBS 2011-LC1

DBUBS 2011-LC1 COMPANION

DBUBS 2011-LC2

DBWF 2015-LCM

DBWF 2015-LCM COMPANION

DBWF 2016-85T

DBWF 2016-85T COMPANION

DELPHI CRE FUNDING (ACORE WAREHOUSE)

DESERT RIDGE MEZZ A WAREHOUSE

DEUTSCHE TRUST COMPANY LIMITED

DEXIA REAL ESTATE PORTFOLIO

DLJ 1998-CG1

DLJ 1999-CG1

DLJ 1999-CG2

DLJ 1999-CG3

DMARC 1998-C1

DOLLAR GENERAL

ELLIOTT WAREHOUSE

ENERGY PLAZA LEASE TRUST 2002

FG MANAGEMENT (FGUSRED) WAREHOE

FII F DEBT ACCT PTE LTD

FIRST TENNESSEE BANK

FIRSTKEY MASTER SELLER 1 LLC

FIVE MILE WAREHOUSE

FIVE MILE WAREHOUSE (GS)

FKL 2015-SFR1

FKL SELLER 1 LLC -WF REPO

FNMA WORLD SAVINGS

FORT CRE 2016-1

FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE

FORTRESS CREDIT CORP WAREHOUSE

FORTRESS REPO WITH NATIXIS

FOUR TIMES SQUARE 2006 - 4TS

FOUR TIMES SQUARE 2006 - 4TS COMPANION

FREDDIE MAC 2010 K-SCT

FREMF 2010-K6 PRIMARY ONLY

FREMF 2010-K7

FREMF 2010-K8

FREMF 2010-K9

FREMF 2011 K12 PRIMARY ONLY

FREMF 2011-K10 - PRIMARY ONLY

FREMF 2011-K11

FREMF 2011-K13

FREMF 2011-K14 PRIMARY ONLY

FREMF 2011-K15

FREMF 2011-K16 - PRIMARY ONLY

FREMF 2011-K701

FREMF 2011-K702

FREMF 2011-K703

FREMF 2011-K704

FREMF 2011-KAIV PRIMARY ONLY

FREMF 2012 - K19 PRIMARY ONLY

FREMF 2012-K17 PRIMARY AND SPECIAL

FREMF 2012-K18 - PRIMARY ONLY

FREMF 2012-K20

FREMF 2012-K21 - PRIMARY ONLY

FREMF 2012-K22 (PRIMARY ONLY)

FREMF 2012-K23

FREMF 2012-K501 - PRIMARY ONLY

FREMF 2012-K705 - PRIMARY ONLY

FREMF 2012-K706

FREMF 2012-K707

FREMF 2012-K708

FREMF 2012-K709 - PRIMARY ONLY

FREMF 2012-K710 PRIMARY ONLY

FREMF 2012-K711

FREMF 2012-KP01 PRIMARY ONLY

FREMF 2013 K28 (PRIMARY)

FREMF 2013 K29 (MASTER)

FREMF 2013 K30 MASTER

FREMF 2013 K32 PRIMARY ONLY

FREMF 2013 K713

FREMF 2013-K24 (PRIMARY ONLY)

FREMF 2013-K25

FREMF 2013-K26

FREMF 2013-K27

FREMF 2013-K31

FREMF 2013-K33

FREMF 2013-K34

FREMF 2013-K35 (PRIMARY)

FREMF 2013-K712 PRIMARY ONLY

FREMF 2013-KS01 PRIMARY

FREMF 2014 - K503-SPECIAL SERV

FREMF 2014 K37 (PRIMARY)

FREMF 2014 K39 PRIMARY

FREMF 2014 K715

FREMF 2014 KS02

FREMF 2014-K36

FREMF 2014-K38 PRIMARY

FREMF 2014-K40

FREMF 2014-K41 (PRIMARY)

FREMF 2014-K714

FREMF 2014-K716

FREMF 2014-K717 PRIMARY

FREMF 2014-KF04

FREMF 2014-KF05

FREMF 2014-KF06 PRIMARY

FREMF 2014-KX01 (PRIMARY)

FREMF 2015 - K718

FREMF 2015-K1501 PRIMARY

FREMF 2015-K42

FREMF 2015-K43 (PRIMARY)

FREMF 2015-K44

FREMF 2015-K45

FREMF 2015-K46 PRIMARY

FREMF 2015-K47

FREMF 2015-K48

FREMF 2015-K49

FREMF 2015-K50 (PRIMARY)

FREMF 2015-K51

FREMF 2015-K719

FREMF 2015-K720

FREMF 2015-K721

FREMF 2015-KF07 (PRIMARY)

FREMF 2015-KF09 (PRIMARY)

FREMF 2015-KF10 (PRIMARY)

FREMF 2015-KF11

FREMF 2015-KF12

FREMF 2015-KJ01 (PRIMARY)

FREMF 2015-KJ02

FREMF 2015-KKA PRIMARY

FREMF 2015-KP02 (PRIMARY)

FREMF 2015-KS03

FREMF 2016 K504

FREMF 2016 K52 (PRIMARY)

FREMF 2016 K53

FREMF 2016 K54 (PRIMARY)

FREMF 2016 K55

FREMF 2016 K56 (PRIMARY)

FREMF 2016 K57

FREMF 2016 K722 (PRIMARY)

FREMF 2016 KBAM (PRIMARY AND SPECIAL)

FREMF 2016 KC01 (PRIMARY AND SPECIAL)

FREMF 2016 KF13 (PRIMARY)

FREMF 2016 KF14

FREMF 2016 KF15

FREMF 2016 KF17 (PRIMARY)

FREMF 2016 KF18 (PRIMARY AND SPECIAL)

FREMF 2016 KF19

FREMF 2016 KF20 (PRIMARY AND SPECIAL)

FREMF 2016 KF21 (PRIMARY)

FREMF 2016 KF23 (PRIMARY AND SPECIAL)

FREMF 2016 KIR1

FREMF 2016 KJ03 (PRIMARY AND SPECIAL)

FREMF 2016 KJ05 (PRIMARY AND SPECIAL)

FREMF 2016 KJ08 (PRIMARY AND SPECIAL)

FREMF 2016 KP03 (PRIMARY)

FREMF 2016 KS06

FREMF 2016 KS07

FREMF 2016 KW01

FREMF 2016 KX02 (PRIMARY)

FREMF 2016-K59

FREMF 2016-K60

FREMF 2016-K723 (PRIMARY AND SPECIAL)

FREMF 2016-KF16-SPECIAL SERVIC

FREMF 2016-KF24 (PRIMARY)

FREMF 2016-KF25 (PRIMARY)

FREMF 2016-KJ04-SPECIAL SERVIC

FREMF 2016-KJ07-SPECIAL SERVIC

FREMF 2016-KJ09 (PRIMARY AND SPECIAL)

FULB 1997 C2

FUNB 1999 C4

FUNB 2000 C1

FUNB 2000 C2

FUNB 2001 C2

FUNB 2001 C2 B NOTES

FUNB 2001 C3

FUNB 2001 C3 B NOTES

FUNB 2001 C4

FUNB/CHASE 1999 C2

FUNB99C1

FUNB-BA 2001 C1

GAHR 2015-NRF

GCCP H-1, LLC (GROSSMAN)

GE 2002 C2

GE 2006 C1

GECC 2001-3

GECC 2002-1

GECC 2002-3

GECMC 2004 C2

GECMC 2007-C1

GEMINI ALTO CENTERVILLE WAREHOUSE

GERMAN AMERICAN CAPITAL CORPORATION WARE

GOLDMAN 2006-GG6

GOLDMAN 2006-GG6 COMPANIONS

GOLDMAN 2006-GG8

GOLDMAN 2006-GG8 COMPANIONS

GOLDMAN 2007-GG10

GOLDMAN 2007-GG10 COMPANION

GOLDMAN 2010-K5 - PRIMARY ONLY

GOLDMAN SACHS 2005-ROCK

GOLDMAN SACHS UK WAREHOUSE

GOLDMAN SACHS WAREHOUSE

GRACE 2014-GRCE

GRAND PACIFIC BUSINESS LOAN TRUST 2005-1

GREENWICH CAPITAL FINANCIAL PRODUCTS INC

GREENWICH CCFC 05 GG5 (COMPANION)

GREENWICH CCFC 2002 C1

GREENWICH CCFC 2003-C1

GREENWICH CCFC 2003-C2

GREENWICH CCFC 2004-GG1

GREENWICH CCFC 2005-GG5

GREENWICH CCFC 2007-GG11

GREENWICH CCFC 2007-GG11 COMPANION

GREENWICH CCFC 2007-GG9

GREENWICH CCFC 2007-GG9 COMPANION

GS COMMERCIAL REAL ESTATE WAREHOUSE

GSMS 2010-C2

GSMS 2010-C2 COMPANION

GSMS 2011-GC3

GSMS 2011-GC5

GSMS 2011-GC5 COMPANION

GSMS 2012-ALOHA

GSMS 2012-BWTR

GSMS 2012-GCJ7

GSMS 2012-GCJ7 COMPANION

GSMS 2012-GCJ9

GSMS 2012-SHOP

GSMS 2012-TMSQ

GSMS 2013-GC10

GSMS 2013-GC13

GSMS 2013-GCJ12

GSMS 2013-GCJ14

GSMS 2013-GCJ16

GSMS 2013-KING

GSMS 2014-GC18

GSMS 2014-GC22

GSMS 2014-GC22 COMPANION

GSMS 2014-GC26

GSMS 2015-590M

GSMS 2015-590M COMPANION

GSMS 2015-GC28

GSMS 2015-GC34

GSMS 2015-GC34 COMPANION

GSMS 2015-GS1

GSMS 2016 GS4

GSMS 2016-GS4 COMPANION

GSMS 2016-RENT

GSMS 2016-RENT COMPANION

GSMSC 2010-C1

GSMSC 2010-C1 COMPANION

GSMSC04GG2

GSMSC04GG2 (COMPANION) 1_VARIABLELIFE

HBST 2015-HBS

HILLCREST WAREHOUSE

HILTON 2016-HHV

HILTON 2016-HHV COMPANION

HILTON 2016-SFP

HUDSON YARDS 2016-10HY

HUDSON YARDS 2016-10HY COMPANI

HYUNDAI INVESTMENTS (10HY MEZZ

ICBC -LIMITED LONDON BRANCH UK WAREHOUSE

INLAND MORTGAGE CAPITAL LLC WAREHOUSE

INLAND MORTGAGE LENDING REPO

IRVINE CORE OFFICE TRUST 2013-IRV

JEMB MADISON AVE LLC (BASIS I - 292 MAD)

JLC VII WAREHOUSE

JLC WAREHOUSE I LLC

JLC WAREHOUSE II LLC

JLC WAREHOUSE IV LLC (DEUTSCHE REPO)

JLC WH & MEZZ VI LLC (JEFFRIES REPO)

JLC WH & MEZZ VI LLC PT2 (JEFFRIES REPO)

JP MORGAN CHASE

JPM 2012-CIBX COMPANION

JPM06CIBC15

JPM06CIBC17

JPM07CIBC19

JPM08C2

JPM2006LDP8

JPM2007LDP12

JPM6LDP9

JPMBB 2013-C15

JPMBB 2013-C15 COMPANION

JPMBB 2013-C17

JPMBB 2013-C17 COMPANION

JPMBB 2014 - C21 COMPANION

JPMBB 2014-C21

JPMBB 2014-C22

JPMBB 2014-C22 COMPANION

JPMBB 2014-C23

JPMBB 2014-C23 COMPANION

JPMBB 2014-C24

JPMBB 2014-C24 COMPANION

JPMBB 2014-C25

JPMBB 2014-C25 COMPANION

JPMBB 2015-C28

JPMBB 2015-C28 COMPANION

JPMBB 2015-C29

JPMBB 2015-C30

JPMBB 2015-C30 COMPANION

JPMBB 2015-C32

JPMBB 2015-C32 COMPANION

JPMBB 2015-C33

JPMBB 2015-C33 COMPANION

JPMBB 2016-C1

JPMC 2001 CIBC3

JPMC 2002 C1

JPMC 2002 C2

JPMC 2002 CIBC5

JPMC 2003 CIBC6

JPMC 2003 ML1

JPMC 2003-C1

JPMC 2005-LDP2

JPMC 2006 FL2

JPMC 2006 FL2 COMPANION

JPMC 2006-LDP7

JPMC 2006-LDP9

JPMC 2006-LDP9 COMPANION

JPMC 2011-PLSD

JPMC 2012-CIBX

JPMC 2014-C20

JPMC 2014-C20 COMPANION

JPMC03LN1

JPMCC 2007-LDP10

JPMCC 2007-LDP10 COMPANION

JPMCC 2007-LDP11

JPMCC 2007-LDP11 COMPANION

JPMCC 2012-C6

JPMCC 2013-C16

JPMCC 2013-C16 COMPANION

JPMCC 2014-DSTY

JPMCC 2014-FL5

JPMCC 2014-FL5 COMPANION

JPMCC 2015-COSMO

JPMCC 2015-JP1

JPMCC 2015-JP1 COMPANION

JPMCC 2016-ASH

JPMCC 2016-COSMO

JPMCC 2016-JP2

JPMCC 2016-JP2 COMPANION

JPMCC 2016-JP4

JPMCC 2016-JP4 COMPANION

JPMCC 2016-NINE

JPMCC 2016-NINE COMPANION

JPMDB 2016-C2

JPMDB 2016-C2 COMPANION

JPMDB 2016-C4

JPMDB 2016-C4 COMPANION

KGS-ALPHA REAL ESTATE

KGS-ALPHA RECM WH REPO W/ CITIBANK

KIWOOM NONGHYUP WAREHOUSE

LADDER CAPITAL LLC REPO

LADDER DEUTSCHE REPO

LADDER JPM REPO

LADDER MET LIFE REPO

LADDER VI REIT WAREHOUSE

LADDER VI TRS WAREHOUSE

LADDER WELLS FARGO REPO

LB 1998 C4

LB 1999 C1

LB 1999 C2

LB UBS 2000 C5

LB UBS 2001 C3

LB UBS 2002 C2

LB UBS 2002 C7

LB UBS 2003 C8

LB UBS 2004 C1

LB UBS 2004 C4

LB UBS 2004 C6

LB UBS 2004 C6 COMPANION

LB UBS 2004 C7

LB UBS 2004 C8

LB UBS 2004 C8 COMPANION

LB UBS 2005 C1

LB UBS 2005 C1 COMPANION

LB UBS 2006-C4

LB UBS 2006-C4 COMPANION

LB UBS 2006-C6

LB UBS 2006-C7

LB UBS 2006-C7 COMPANION

LB UBS 2007-C2 COMPANION

LB UBS 2008-C1

LB-UBS 2003 C5

LB-UBS 2003-C1

LB-UBS 2003-C3

LB-UBS 2005 C5

LB-UBS 2005 C7

LB-UBS 2005-C7 COMPANION

LB-UBS 2006 C1

LB-UBS 2006 C1 COMPANION

LB-UBS 2006 C3

LB-UBS 2006-C3 COMPANION

LB-UBS 2006-C6 COMPANION

LB-UBS 2007-C2

LB-UBS 2007-C6

LB-UBS 2007-C6 COMPANION

LB-UBS 2007-C7

LBUBS05C2

LBUBS05C3

LBUBS05C3 (COMPANION) 1_SORINRE

LBUBS05C3 (SENIOR MEZZ) 1_METLIFE

LBUBS05C3 (SENIOR MEZZ) 2_ING

LBUBS05C3 (SENIOR MEZZ) 3_LRP

LBUBS05C3 (SENIOR MEZZ) 4_AIBDEBT

LBUBS05C3 (SENIOR MEZZ) 5_BAYERISCHE

LBUBS2005C2 COMPANION

LBUBS2005C3 COMPANION

LCCM 2014-909

LCCM2013GCP

LCF UBS BANK REPO

LCRT HOLDINGS LLC WAREHOUSE

LEHMAN BROTHERS WAREHOUSE

LEHMAN-UBS 2005 C5 COMPANION

LIBREMAX WAREHOUSE

LOANCORE (JEFFERIES) WAREHOUSE

LOGISTICS UK 2015-PLC

LONE STAR REPO WITH WELLS FARGO

LONESTAR (RELIUS) WAREHOUSE 2013

LONESTAR REPO WITH CB

LSTAR 2015-3

LSTAR 2016-4

LSTAR I LLC REPO

LSTAR II LLC (CITIREPO)

LVS II SPE III LLC (AFFILIATE OF PIMCO)

MAIDEN 2008-1

MARATHON REAL ESTATE CDO 2006-1

MC FIVE MILE SPE B LLC (COLUMN REPO)

MDC01TP5

MDC02TP7

MERRILL LYNCH 1996 C2

MERRILL LYNCH 1998 C2

MERRILL LYNCH 2008-C1

METLIFE EUROPE LIMITED UK WAREHOUSE

METROPOLITAN LIFE INS CO UK WH

MEZZ CAP 2004-C1

MEZZ CAP 2004-C2

MEZZ CAP 2005-C3

MEZZ CAP 2006-C4

MEZZ CAP 2007-C5

MEZZ CAP LLC (FKA CBA MEZZ)

MEZZ CAP REIT I, INC

MFF MEZZANINE

MKP CREDIT MASTER FUND MEZZANINE

MKP CREDIT MASTER FUND WAREHOUSE

ML 1997-C2

ML 1998-C3

ML-CFC 2006-1

ML-CFC 2006-2

MLCFC 2007 C7

ML-CFC 2007-6

ML-CFC 2007-7

ML-CFC 2007-7 COMPANION

MLCFC06-4

MLCFC07-5

MLCFC07-5 (COMPANION)_LEXINGTON

MLCFC07-6

MLCFC07-6 (COMPANION)_ASTAR

MLCFC07-8

MLCFC07-9

MLFT 2006-1

MLFT 2006-1 (COMPANION)_CAPTRUST

MLMT 2002 MW1

MLMT 2005-CKI1

MLMT 2006-C2

MLMT06C1

MLMT07C1

MORGAN GUARANTY TRUST CO. OF NY

MORGAN STANLEY

MORGAN STANLEY 2007 IQ14

MORGAN STANLEY 2007-HQ13

MORGAN STANLEY 2007-HQ13 COMPANION

MORGAN STANLEY 2011-C3

MORGAN STANLEY BAML 2012-C6

MORGAN STANLEY WAREHOUSE

MS01TOP1

MS03TOP11

MS04TOP13

MS04TOP15

MS05TOP17

MS05TOP19

MS06TOP21

MS06TOP23

MS06TOP23 (COMPANION)_LANDESBANK

MS07TOP25

MS07TOP27

MS07TOP27 AW34 (NONPOOLED)

MS08TOP29

MS2000PRIN

MSBAM 2013-C11

MSBAM 2013-C11 COMPANION

MSBAM 2013-C12

MSBAM 2013-C12 COMPANION

MSBAM 2013-C13

MSBAM 2013-C8

MSBAM 2013-C8 COMPANION

MSBAM 2014-C14

MSBAM 2014-C15

MSBAM 2014-C15 COMPANION

MSBAM 2014-C16

MSBAM 2014-C17

MSBAM 2014-C18

MSBAM 2014-C19

MSBAM 2014-C19 COMPANION

MSBAM 2015-C22

MSBAM 2015-C22 COMPANION

MSBAM 2015-C23

MSBAM 2015-C23 COMPANION

MSBAM 2015-C24

MSBAM 2015-C24 COMPANION

MSBAM 2015-C25

MSBAM 2015-C25 COMPANION

MSBAM 2015-C26

MSBAM 2015-C27

MSBAM 2015-C27 COMPANION

MSBAM 2016-C28

MSBAM 2016-C28 COMPANION

MSBAM 2016-C29

MSBAM 2016-C30

MSBAM 2016-C30 COMPANION

MSBAM 2016-C31

MSBAM 2016-C31 COMPANION

MSBAM 2016-C32

MSC 2014-CPT

MSC 2014-MP

MSC 2015-420

MSC 2015-420 COMPANION

MSC 2016-BNK2

MSC 2016-BNK2 COMPANION

MSC04HQ4

MSC05HQ6

MSC05HQ6 (COMPANION)_PRUDENTIAL

MSC05HQ7

MSC06HQ10

MSC06IQ11

MSC07HQ12

MSC07HQ12 (COMPANION) 1_CIT

MSC07HQ12 (COMPANION) 2_DEUTSCHEAG

MSC07IQ13

MSC07IQ14

MSC07IQ16

MSC98WF2

MSC99WF1

MSCBB 2016-MART

MSCBB 2016-MART COMPANION

MSCI 2016-PSQ

MSCI03IQ6

MSCI04HQ3

MSCI04IQ7

MSCI04IQ8

MSCI05IQ9

MSCI06HQ8

MSCI06HQ9

MSCI06TOP21 (NONPOOLED)

MSCI2007IQ16

MSD01TP3

MSDW03HQ2

MSDW03TOP9

MSDWMC OWNER TRUST 2000-F1

MSFMSFF WH

MSJP 2015-HAUL

MUFG UNION BANK WAREHOUSE

NATIXIS WAREHOUSE

NBS REAL ESTATE CAPITAL WAREHOUSE

NLY 2014-FL1

NORTEL NETWORKS TRUST 2001-1

NORTHSTAR (CB LOAN NT-II,LLC) CB REPO

NORTHSTAR (IVERNESS HOTEL SLNT-II) REPO

NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE

NORTHSTAR 2013-1 (CLO)

NORTHSTAR 2016-1

NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)

NORTHSTAR CDO VI

NORTHSTAR CDO VIII

NORTHSTAR DB LOAN NT-II REPO

NORTHSTAR WAREHOUSE

NORTHSTAR-CITI REPO WAREHOUSE

NORTHSTAR-DB REPO WAREHOUSE (NRFC)

NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)

NS INCOME REIT HOLDINGS LLC WH

NS RE INCOME OPERATING PARTNESHIP II, LP

NSTAR (MS LOAN NT-I, LLC) MS REPO

NSTAR (MS LOAN NT-II, LLC) MS REPO

NXT CAPITAL FUNDING II, LLC

OBP DEPOSITOR, LLC TRUST 2010-OBP

OCH ZIFF CG FUNDING I LLC

OCH ZIFF CG FUNDING II LLC

OMEGA WAREHOUSE

ONE LINCOLN 2004-C3

ONE WEST BANK REPO

ONE WILLIAM STREET CAP MASTER FUND WH

OREI MEZZ II OHANA WAREHOUSE

OWS ABS MASTER FUND II, LP

OWS BACF SPV LLC (OWS WH)

OWS BCA FUNDING WAREHOUSE

OWS CF II SPV LLC WAREHOUSE

OWS CF III WAREHOUSE

OWS CF SUB I WAREHOUSE

OWS COF I MASTER WH

OWS CREDIT OPPORTUNITY I WH

OWS I ACQUISITIONS, LLC WH

OXFORD PROPERTIES WAREHOUSE

OXFORD PROPERTIES WAREHOUSE 2

PCMT03PWR1

PCT 2016-PLSD

PEOPLE’S UNITED BANK_COLE MT AND PPG (PA

PFP 2015-2

PFP II SUB I, LLC

PFP III 2014-1

PFP III SUB I, LLC

PILLAR FUNDING (COLUMN FINANCIAL REPO)

PILLAR FUNDING LLC WAREHOUSE

PIMCO (GCCU I LLC)

PIMCO (TOCU I LLC)

PNC BANK

PREDF WAREHOUSE

PRIME AND METLIFE REPO

PRIME FINANCE PARTNERS II, L.P.

PRIME FINANCE PARTNERS III, LP

PRIME REPO WITH METLIFE

PRIME REPO WITH U.S. BANK

PROPHET WAREHOUSE

PROSIRIS WAREHOUSE

PSBAMHERST FINANCE CONSTRUCTION WH

QCMT13QC

QUADRANT MEZZANINE WAREHOUSE

RAITH RE FUND I LP WAREHOUSE

RAITH WAREHOUSE

RAMSFIELD (CVI ESJ LLC ) WAREH

RAYMOND JAMES BANK

RBS CITIZENS

RBSCF 2013-GSP

RBSCF 2013-SMV

RCP SUB WF REPO

RECM AND COMPASS (KR OFFICE 2)

RECM FANNIE MAE II

RECM FANNIE MAE TRANSFER

RECM GUGGENHEIM

RECM NUVEEN

RECM WFFL SELF STORAGE

REGIONS BANK WAREHOUSE

REMIC ASSET HOLDINGS WAREHOUSE

RESOURCE (RCC REAL ESTATE SPE

RESOURCE 2013-CRE1

RESOURCE 2014-CRE2

RESOURCE CAPITAL CORP. WAREHOUSE

RESOURCE CAPITAL REPO WAREHOUSE

RESOURCE REAL ESTATE FUNDING CDO 2006-1

RESOURCE REF CDO 2007-1

RESOURCES REPO WITH DB

RIALTO REPO W/ GS

RIALTO REPO WITH WF

RIALTO WAREHOUSE 2013

RIVER MARKET BROE WAREHOUSE

RLJ III - FINANCE HOLDINGS, LLC

RMF SUB 4 LLC (CITIREPO)

RMF SUB LLC WF REPO

RMF SUB2 LLC (RIALTO REPO)

ROC DEBT STRATEGIES II MORGAN

ROC DEBT STRATEGY FUND MANAGER LLC

ROCKINCOME WAREHOUSE

ROCKWOOD (375 PARK) WAREHOUSE

ROCKWOOD CAPITAL, LLC (NORTHROCK)

RSO 2015-CRE3

RSO 2015-CRE3 COMPANION

RSO 2015-CRE4

RSO 2015-CRE4 (COMPANION)

SAPIR ORGANIZATION(1009 5TH AV

SAS WAREHOUSE 2013 (H2)

SBL 2015-KIND

SBL 2016-KIND

SCG 2013-SRP1

SEER CAPITAL MANAGEMENT LP

SFAVE 2015-5AVE

SGCMS 2016-C5

SGCMS 2016-C5 COMPANION

SHELTER OPPORTUNITIES WAREHOUSE

SILVERPEAK RE FINANCE LLC WAREHOUSE

SINGERMAN (RIDGMAR MEZZ LOAN)

SL GREEN - JPM REPO

SL GREEN REALTY CORP/GRAMERCY

SL GREEN WAREHOUSE

SOCIETE GENERALE WAREHOUSE

SOUND MARK HORIZONS FUND LP WAREHOUSE

SOVEREIGN BANK NA

SPREF WH I LLC (DEUTSCHE REPO)

SPREF WH II WF REPO

SPREF WH III (SILVERPEAK) COLUMN REPO

SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)

SRPT 2014-STAR

STARWOOD SUB 14 REPO

STARWOOD CITI REPO SUB 6

STARWOOD MORT FUNDING-MORGAN STANLEY REP

STARWOOD MORTGAGE CAPITAL WAREHOUSE

STARWOOD MORTGAGE FUNDING V LL

STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE

STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.

STRATEGIC LAND JOINT VENTURE 2

SUMITOMO WAREHOUSE

TD BANK

TEACHERS INSURANCE & ANNUITY ASSOCIATION

TIAA 2007-C4

TIMES SQUARE HOTEL TRUST

TISHMAN TFO II LLC WAREHOUSE

TMSQ 2014-1500

TOCU II LLC (PIMCO ENTITY)

TRIANGLE (NORTHSIDE-ROSSER DEB

TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)

TRIANGLE WAREHOUSE

TRT LENDING REPO WAREHOUSE

TRT LENDING SUBSIDIARY II LLC WAREHOUSE

TRT LENDING SUBSIDIARY LLC

TRU TRUST 2016-TOYS

TUEBOR WAREHOUSE (LADDER)

UBS 2012-C1

UBS WAREHOUSE

UBS-BARCLAYS 2012-C2

UBS-BARCLAYS 2012-C4

UBS-CITIGROUP 2011-C1

UCB07-1

UNION BANK

US BANK NA

VALSTONE WAREHOUSE

VDNO 2013-PENN

VERTICAL CRE CDO

VNO 2012-6AVE

VORNADO DP LLC 2010-VNO

VORNADO REALTY L.P. WAREHOUSE

WACHOVIA 2002 C2

WACHOVIA 2003 C3

WACHOVIA 2003-C4

WACHOVIA 2003-C5

WACHOVIA 2003-C6

WACHOVIA 2003-C7

WACHOVIA 2003-C9

WACHOVIA 2004 C10

WACHOVIA 2004 C11

WACHOVIA 2004 C14

WACHOVIA 2004 C15

WACHOVIA 2004-C11 (COMPANION)

WACHOVIA 2004-C12

WACHOVIA 2005 C17

WACHOVIA 2005-C16

WACHOVIA 2005-C18

WACHOVIA 2005-C19

WACHOVIA 2005-C20

WACHOVIA 2005-C21

WACHOVIA 2005-C21 (COMPANION)

WACHOVIA 2005-C22

WACHOVIA 2006 WHALE 7 NON TRUST

WACHOVIA 2006-C23

WACHOVIA 2006-C24

WACHOVIA 2006-C25

WACHOVIA 2006-C25 (COMPANION)

WACHOVIA 2006-C26

WACHOVIA 2006-C27

WACHOVIA 2006-C27 - COMPANION

WACHOVIA 2006-C28

WACHOVIA 2006-C29

WACHOVIA 2006-C29 COMPANION

WACHOVIA 2006-WHALE 7

WACHOVIA 2007-C30

WACHOVIA 2007-C30 COMPANION

WACHOVIA 2007-C31

WACHOVIA 2007-C31 COMPANION

WACHOVIA 2007-C32

WACHOVIA 2007-C32 COMPANION

WACHOVIA 2007-C33

WACHOVIA 2007-C33 COMPANION

WACHOVIA 2007-C34

WACHOVIA 2007-C34 COMPANION

WACHOVIA 2007-WHALE 8

WACHOVIA 2007-WHALE 8 NON TRUST

WACHOVIA GENERAL PARTICIPANT

WACHOVIA RED - TAX CREDIT

WACHOVIA STRUCTURED FINANCE

WACHOVIA STRUCTURED FINANCE

WASHINGTON SUB, LLC

WELLS FARGO BANK-PARTICIPATION

WELLS FARGO IMMG

WEST RIVER WAREHOUSE

WESTERN ALLIANCE BANK WAREHOUSE

WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)

WESTIN TIME SQUARE MEZZANINE

WESTIN TIME SQUARE MEZZANINE 2

WFB - BRIDGE LOANS

WFB - CORPORATE NET LEASE

WFB - HELD FOR SALE

WFB - PORTFOLIO

WFB - PORTFOLIO SLAM

WFB - WFRF MCDONALDS

WFB - WFRF PORTFOLIO

WFBCREAM

WFBNA ITF CITIBANK NA

WFCM 2012-LC5

WFCM 2013-120B

WFCM 2013-BTC

WFCM 2013-LC12

WFCM 2013-LC12 COMPANION

WFCM 2014- LC18 COMPANION

WFCM 2014-LC16

WFCM 2014-LC16 COMPANION

WFCM 2014-LC18

WFCM 2014-TISH

WFCM 2015- P2 COMPANION

WFCM 2015-BXRP

WFCM 2015-C26

WFCM 2015-C27

WFCM 2015-C28

WFCM 2015-C28 COMPANION

WFCM 2015-C29

WFCM 2015-C29 COMPANION

WFCM 2015-C30

WFCM 2015-C30 COMPANION

WFCM 2015-C31

WFCM 2015-C31 COMPANION

WFCM 2015-LC20

WFCM 2015-LC20 COMPANION

WFCM 2015-LC22

WFCM 2015-NXS1

WFCM 2015-NXS1 COMPANION

WFCM 2015-NXS2

WFCM 2015-NXS2 COMPANION

WFCM 2015-NXS3

WFCM 2015-NXS3 COMPANION

WFCM 2015-NXS4

WFCM 2015-P2

WFCM 2015-SG1

WFCM 2015-SG1 COMPANION

WFCM 2016-BNK1

WFCM 2016-BNK1 COMPANION

WFCM 2016-C32

WFCM 2016-C33

WFCM 2016-C34

WFCM 2016-C34 COMPANION

WFCM 2016-C35

WFCM 2016-C35 COMPANION

WFCM 2016-C36

WFCM 2016-C36 COMPANION

WFCM 2016-C37

WFCM 2016-C37 COMPANION

WFCM 2016-LC24

WFCM 2016-LC24 COMPANION

WFCM 2016-LC25

WFCM 2016-LC25 COMPANION

WFCM 2016-NXS5

WFCM 2016-NXS6

WFCM 2016-NXS6 COMPANION

WFCM WAREHOUSE

WFCM10C1

WFCM10C1 (PARTICIPATION)_BASIS

WFLD 2014-MONT

WFRBS 2011-C3

WFRBS 2011-C5

WFRBS 2012-C10

WFRBS 2012-C6

WFRBS 2012-C7

WFRBS 2012-C8

WFRBS 2012-C9

WFRBS 2013 - C17 COMPANION

WFRBS 2013-C11

WFRBS 2013-C12

WFRBS 2013-C13

WFRBS 2013-C14

WFRBS 2013-C15

WFRBS 2013-C15 COMPANION

WFRBS 2013-C16

WFRBS 2013-C16 COMPANION

WFRBS 2013-C17

WFRBS 2013-C18

WFRBS 2013-UBS1

WFRBS 2014-C19 COMPANION

WFRBS 2014-C19W

WFRBS 2014-C20

WFRBS 2014-C21

WFRBS 2014-C21 COMPANION

WFRBS 2014-C22

WFRBS 2014-C22 COMPANION

WFRBS 2014-C23

WFRBS 2014-C23 COMPANION

WFRBS 2014-C24

WFRBS 2014-C24 COMPANION

WFRBS 2014-C25

WFRBS 2014-C25 COMPANION

WFRBS 2014-LC14

WFRBS11C2

WFRBS11C2 (PARTICIPATION)_WEST RIVER

WFRBS11C4

WFRBS11C4 (COMPANION)_LIBERTYLIFE

WORLD SAVINGS

YELLOW BRICK REAL ESTATE CAPITAL I, LLC

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL LOANS

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule13k-1(b)(1) of the Securities Exchange Act.	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis

for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X

Investor Remittances and Reporting

1122(d)(3)(i)(A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X	X

1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X

1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X

1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X

1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X

1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X

1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X		X(2)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X		X(2)

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2016 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).